Pacer Industrial Real Estate ETF
Schedule of Investments
July 31, 2026 (Unaudited)

REAL ESTATE INVESTMENT TRUSTS - 97.2%	Shares		Value
Real Estate - 97.2% (a)
Big Yellow Group PLC	88,810		$ 1,062,278
Centuria Industrial REIT	249,408		528,243
CubeSmart	107,563		4,459,562
Dream Industrial Real Estate Investment Trust	133,309		1,368,418
EastGroup Properties, Inc. (b)	25,096		5,245,315
ESR-REIT (c)	282,727		577,601
Extra Space Storage, Inc.	114,836		17,000,321
First Industrial Realty Trust, Inc.	62,347		4,104,927
Frasers Logistics & Commercial Trust	1,727,980		1,333,931
GLP J-Reit	2,179		1,985,827
Granite Real Estate Investment Trust	28,694		1,969,290
LondonMetric Property PLC	1,015,308		2,684,754
LXP Industrial Trust	27,750		1,679,708
Mapletree Industrial Trust	979,156		1,473,563
Mapletree Logistics Trust	1,613,310		1,559,908
Mitsui Fudosan Logistics Park, Inc.	1,438		977,014
Nippon Prologis REIT, Inc.	3,361		1,913,872
Prologis, Inc. (b)	116,272		16,814,094
Public Storage	57,739		18,717,323
Rexford Industrial Realty, Inc.	107,413		4,056,989
Safestore Holdings PLC	101,537		842,287
Segro PLC	515,258		6,701,312
Smartstop Self Storage REIT, Inc.	26,199		878,715
STAG Industrial, Inc.	90,601		3,466,394
Terreno Realty Corp.	49,663		3,558,354
Tritax Big Box REIT PLC	1,051,011		2,409,458
Warehouses De Pauw CVA	90,368		2,325,919
WP Carey, Inc. (b)	67,635		4,977,936
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $108,458,478)			114,673,313

COMMON STOCKS - 2.3%	Shares		Value
Real Estate - 2.3% (a)
Catena AB	22,176		918,508
Sagax AB - Class B	103,558		1,819,459
TOTAL COMMON STOCKS (Cost $3,191,735)			2,737,967

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 7.7%	Units		Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.79% (d)	9,042,665		9,042,665
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $9,042,665)			9,042,665

TOTAL INVESTMENTS - 107.2% (Cost $120,692,878)			126,453,945
Liabilities in Excess of Other Assets - (7.2)%		(0.07198)	(8,490,864)
TOTAL NET ASSETS - 100.0%			$ 117,963,081

Percentages are stated as a percent of net assets.

REIT - Real Estate Investment Trust
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect that industry or sector.

(b)	All or a portion of this security is on loan as of July 31, 2026. The fair value of these securities was $8,757,991.
(c)	Non-income producing security.
(d)	The rate shown represents the 7-day annualized yield as of July 31, 2026.

Summary of Fair Value Disclosure as of July 31, 2026 (Unaudited)

Pacer Industrial Real Estate ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Real Estate Investment Trusts	$ 114,673,313	$ –	$ –	$ 114,673,313
Common Stocks	2,737,967	–	–	2,737,967
Investments Purchased with Proceeds from Securities Lending (a)	–	–	–	9,042,665
Total Investments	$ 117,411,280	$ –	$ –	$ 126,453,945

Refer to the Schedule of Investments for further disaggregation of investment categories.
(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

Fair Value Measurement Using Significant Unobservable Inputs	Level 3
Beginning balance as of April 30, 2026	$ 1,176,814
Change in unrealized appreciation/depreciation	(208,602)
Corp Action	(1,187,435)
Realized gain/loss	219,223
Ending balance as of July 31, 2026	$ 0
$0
Change in unrealized appreciation/depreciation still held as of July 31, 2026	$ 0
0